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                                                                       EXHIBIT 4


                             Joint Filing Agreement

                  In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Preferred Stock and the Common Stock of Complete Business Solutions, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings.

                  IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Agreement this 28th day of April, 2000.

                           CDR-COOKIE ACQUISITION, L.L.C.


                           By: /s/ David H. Wasserman
                              -------------------------------------------------
                                 Name:  David H. Wasserman
                                 Title: Executive Vice President

                           CDR-COOKIE ACQUISITION VI-A, L.L.C.


                           By: /s/ David H. Wasserman
                              -------------------------------------------------
                                 Name:  David H. Wasserman
                                 Title: Executive Vice President

                           CLAYTON, DUBILIER & RICE FUND VI
                              LIMITED PARTNERSHIP

                           CD&R Associates VI Limited Partnership
                              the General Partner

                           CD&R Investment Associates VI, Inc.
                              its general partner


                           By: /s/ Joseph L. Rice, III
                              -------------------------------------------------
                                 Name:  Joseph L. Rice, III
                                 Title: Director



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                            CLAYTON, DUBILIER & RICE FUND VI-A
                               LIMITED PARTNERSHIP

                            By:  CD&R Associates VI Limited Partnership,
                                   the General Partner

                            By:  CD&R Investment Associates VI, Inc.,
                                   its general partner



                            By: /s/ Joseph L. Rice, III
                              -------------------------------------------------
                                  Name:  Joseph L. Rice, III
                                  Title: Director

                            CD&R ASSOCIATES VI LIMITED PARTNERSHIP

                            By:  CD&R Investment Associates VI, Inc.,
                                   its general partner

                            By:  /s/ Joseph L. Rice, III
                              -------------------------------------------------
                                  Name:  Joseph L. Rice, III
                                  Title: Director

                            CD&R INVESTMENT ASSOCIATES VI, INC.


                            By: /s/ Joseph L. Rice, III
                              -------------------------------------------------
                                  Name:  Joseph L. Rice, III
                                  Title: Director